Exhibit 10.22

AGREEMENT TO ASSIGN SPONSOR WARRANTS

This Agreement to Assign Sponsor Warrants (this “Agreement”) is made as of November [_______], 2024, by and between Blue Ocean Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and [__________] (the “Investor”). The Investor and the Sponsor are collectively referred to herein as the “Parties” and individually as a “Party.” All capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Convertible Note Purchase Agreement (as defined below) or as otherwise defined elsewhere in this Agreement.

WHEREAS, SPAC (as defined below) and the Company (as defined below) intend to enter into that certain business combination (the “Transaction”) pursuant to the Agreement and Plan of Merger, dated June 6, 2023, by and among Blue Ocean Acquisition Corporation (“SPAC”), TNL Mediagene, an exempted company with limited liability organized under the laws of the Cayman Islands (“Company”) and TNLMG, (formerly “TNL Mediagene”) a Cayman Islands exempted company, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of May 29, 2024 and Amendment No. 2 to Agreement and Plan of Merger dated as of October 23, 2024 (as amended, the “Business Combination Agreement”);

WHEREAS, SPAC issued 9,225,000 warrants in aggregate (the “Private Placement Warrants”) to the Sponsor and to Apollo SPAC Fund I, L.P., a fund managed by affiliates of Apollo Global Management, Inc. (“Apollo”), in a series of private placements pursuant to that certain Private Placement Warrants Purchase Agreement, dated December 2, 2021, by and between SPAC and the Sponsor and that certain Subscription Agreement, dated October 28, 2021, by and among SPAC, the Sponsor and Apollo;

WHEREAS, in connection with the transactions contemplated hereby and in consideration of the Investor’s performance of its obligations described in the Convertible Note Purchase Agreement, dated November [______], 2024, by and among the Company, certain shareholders of the Company and the Investor (the “Convertible Note Purchase Agreement”), pursuant to which the Investor has subscribed for $[__________] in aggregate principal amount of the subordinated unsecured convertible notes of the Company (the “Notes”), the Sponsor has agreed to transfer to the Investor, at no additional cost, the PIPE Warrants (as defined below) pursuant to and in accordance with the terms and conditions hereunder (the “Transfer”);

WHEREAS, the Investor is a Permitted Transferee of the Private Placement Warrants as defined in the Warrant Agreement, between SPAC and Continental Stock Transfer & Trust Company, dated December 2, 2021 (the “Original Warrant Agreement”); and

WHEREAS, the Company consented to the Transfer in accordance with the Amended and Restated Letter Agreement by and among SPAC, the Sponsor, Apollo, certain members of SPAC’s board of directors, management team and advisory board and certain other shareholders of SPAC, dated June 6, 2023, as amended by Amendment No. 1 to the Amended and Restated Letter Agreement dated as of October 23, 2024 (as amended, the “Sponsor Lock-up Support Agreement”).

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Transfer of Warrants.

(a) Upon the terms and subject to the conditions set forth in this Agreement, and in connection with and in consideration of the purchase by the Investor of $[__________] in aggregate principal amount of Notes under the Convertible Note Purchase Agreement, substantially concurrently with and contingent upon the consummation of the Transaction, the Sponsor shall transfer to the Investor [__________] Private Placement Warrants (each such Private Placement Warrant, a “PIPE Warrant” and, collectively, the “PIPE Warrants”).

(b) Each PIPE Warrant transferred to the Investor shall be identical to a Private Placement Warrant under and have the terms set forth in the Original Warrant Agreement and Investor agrees that each PIPE Warrant shall be subject to the transfer restrictions as provided in the Original Warrant Agreement and the Sponsor Lock-Up Support Agreement, except that the legal and beneficial owner of each such PIPE Warrant shall be the Investor.

2. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the Parties hereunder shall terminate without any further liability on the part of any Party in respect thereof, upon the earlier to occur of (a) such date and time as the Convertible Note Purchase Agreement is validly terminated in accordance with the terms therein, (b) such date and time as the Business Combination Agreement is validly terminated in accordance with the terms therein, and (c) upon the mutual written agreement of the Sponsor and Investor to terminate this Agreement.

3. Further Assurances. The Parties shall execute and deliver such additional documents and take such additional actions as the Parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

4. Sponsor Representations and Warranties. The Sponsor represents and warrants to the Investor that:

(a) This Agreement has been duly authorized, validly executed and delivered by the Sponsor and, assuming that this Agreement constitutes the valid and binding obligation of the Investor, is the valid and binding obligation of the Sponsor and is enforceable against the Sponsor in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(b) The Sponsor is the record and beneficial owner of the Private Placement Warrants.

5. Investor Representations and Warranties. The Investor represents and warrants to the Sponsor that:

(a) This Agreement has been duly authorized, validly executed and delivered by the Investor and, assuming that this Agreement constitutes the valid and binding obligation of the Sponsor, is the valid and binding obligation of the Investor and is enforceable against the Investor in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(b) The Investor is acquiring the PIPE Warrants and, upon exercise of the PIPE Warrants, the shares issuable upon such exercise (collectively, the “Securities”), for its own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof. The Investor is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and the Investor has not experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act. The Investor understands that the Securities are being transferred to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Sponsor is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations and warranties of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire such Securities. The Investor has such knowledge and experience in financial and business matters, knowledge of the high degree of risk associated with investments in the securities of companies such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The Investor has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Investor can afford a complete loss of its investments in the Securities. The Investor understands that the Private Placement Warrants shall bear the legend substantially in the form set forth in the Warrant Agreement.

(c) The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its Investors against the OFAC sanctions programs, including the OFAC List.

6. Intended Tax Treatment. The Parties intend and agree that, for U.S. federal income tax purposes, the transfer of Private Placement Warrants pursuant to this Agreement shall be treated as (a) a non-taxable contribution by Sponsor of its Private Placement Warrants to the capital of the Company for no consideration and (b) an issuance by the Company of an amount of PIPE Warrants equal to the number of Private Placement Warrants transferred pursuant to Section 1(a) to Investor in connection with its purchase of Notes. Each Party shall file all tax returns and other reports consistent with the foregoing.

7. Miscellaneous.

(a) For the purposes of this Agreement, a “Business Day” means any day, except Saturday or Sunday, on which banks in New York City, the Cayman Islands, Japan or Taiwan are authorized or required by law to be closed.

(b) Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, if sent on a Business Day prior to 5:00 p.m. local time of the recipient, with no mail undeliverable or other rejection notice, if sent by email, or on the Business Day following the day when sent, if sent on a day that is not a Business Day or after 5:00 p.m. local time of the recipient on a Business Day, with no mail undeliverable or other rejection notice, if sent by email, or (iv) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

if to the Sponsor, to:

Blue Ocean Sponsor LLC

c/o Blue Ocean Acquisition Corp.

2 Wisconsin Circle, 7th Floor

Chevy Chase, MD, 20815

Attn: Marcus Brauchli; Stuart Karle

E-mail: mbrauchli@boacquisition.com; skarle@boacquisition.com with a copy (which copy shall not constitute notice) to:

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attn: Kenny Terrero; Joshua DuClos

E-mail: kterrero@sidley.com; jduclos@sidley.com

if to the Investor,

[____________]

with a copy (which shall not constitute notice) to:

[____________]

(c) Neither this Agreement nor any rights that may accrue to the undersigned hereunder may be transferred or assigned.

(d) This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the Party against whom enforcement of such modification, waiver, or termination is sought.

(e) This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties, with respect to the subject matter hereof. This Agreement shall not confer any rights or remedies upon any person other than the Parties, and their respective successor and permitted assigns.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the Parties and their heirs, executors, administrators, successors and legal representatives, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(g) If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(h) This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all Parties had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(i) The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such Party is entitled at law, in equity, in contract, in tort or otherwise.

(j) This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

(k) Subject to applicable law, each Party hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. Each Party hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act of 1934, as amended, or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Any person or entity purchasing or otherwise acquiring any interest in the PIPE Warrants shall be deemed to have notice of and to have consented to the forum provisions in this Section 7(k). If any action, the subject matter of which is within the scope the forum provisions above, is filed in a court other than a court located within the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any warrant holder, such warrant holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of New York or the United States District Court for the Southern District of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

(l) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7(l).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first set forth above.

[__________]

By:
Name:	[__________]
Title:	[__________]

BLUE OCEAN SPONSOR LLC

By:
Name:
Title:

[Signature page to PIPE Warrant Transfer Agreement]